Exhibit 24(b)


                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint EDWARD A. BRENNAN, JAMES M. DENNY, DAVID SHUTE, JAMES A. BLANDA and ALICE M. PETERSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of issues of debt securities, guarantees, certificates of interest in trusts, common or preferred shares of the Company (including without limitation common or preferred shares of the Company into which any of such securities are convertible), interests in such preferred shares, other securities, or warrants or rights to purchase or receive any of the foregoing, to be issued or sold by the Company (or by subsidiaries of the Company where the Company signs, as co-registrant, registration statements filed by such subsidiaries under said Securities Act), where applicable under the provisions of appropriate indentures, and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature, to the registration statements, or any amendments, post-effective amendments, supplements or paper supplemental thereto, to be filed in respect of said debt securities, guarantees, certificates of interest, common shares, preferred shares or interests therein, other securities, or warrants or rights, and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 14th day of November, 1995.


      NAME                          TITLE

/s/ James A. Blanda           Vice President and Controller
James A. Blanda               (Principal Accounting Officer)


/s/ Hall Adams, Jr.           Director
Hall Adams, Jr.


/s/ Warren L. Batts           Director
Warren L. Batts


/s/ James W. Cozad            Director
James W. Cozad


/s/ W. E. La Mothe            Director
William E. LaMothe


/s/ Michael A. Miles          Director
Michael A. Miles


/s/ Nancy C. Reynolds         Director
Nancy C. Reynolds


/s/ C. B. Rogers, Jr.         Director
Clarence B. Rogers, Jr.


/s/ Donald H. Rumsfeld        Director
Donald H. Rumsfeld

                                 POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint ARTHUR C. MARTINEZ, ALAN J. LACY, DAVID SHUTE, ALICE M. PETERSON and JAMES A. BLANDA, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of issues of debt securities, guarantees, certificates of interest in trusts, common or preferred shares of the Company (including without limitation common or preferred shares of the Company into which any of such securities are convertible), interests in such preferred shares, other securities, or warrants or rights to purchase or receive any of the foregoing, to be issued or sold by the Company (or by subsidiaries of the Company where the Company signs, as co-registrant, registration statements filed by such subsidiaries under said Securities Act), where applicable under the provisions of appropriate indentures, and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as director or officer of the Company, as indicated below opposite his signature, to the registration statements, or any amendments, post-effective amendments, supplements or paper supplemental thereto, to be filed in respect of said debt securities, guarantees, certificates of interest, common shares, preferred shares or interests therein, other securities, or warrants or rights, and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, each of the undersigned has subscribed his name, this 14th day of November, 1995.


       NAME                                     TITLE



/S/Arthur C. Martinez                    Director, President
and Chief Executive
Arthur C. Martinez                       Officer (Principal
Executive Officer)



/S/Alan J. Lacy                          Chief Financial
Officer
Alan J. Lacy                             (Principal
Financial Officer)


                    SEARS, ROEBUCK AND CO.
                          SEARS TOWER
                    CHICAGO, ILLINOIS 60684



                               ALICE M. PETERSON
                        Vice President and Treasurer


                  APPOINTMENT AND DESIGNATION

     I, ALICE M. PETERSON, Vice President and Treasurer of Sears, Roebuck and Co. (the "Company"), do hereby appoint and designate LARRY R. RAYMOND, Assistant Treasurer, for such time as he reports to me in connection with corporate finance matters of the Company or until I rescind this appointment and designation in writing: to execute and deliver on behalf of the Company, in connection with authorized corporate finance transactions, all such agreements, applications, certificates, instructions, receipts, checks, drafts, vouchers, notes, documents, and other instruments whatsoever that he may deem proper to transact the financial affairs of the Company; to execute and file with the Securities and Exchange Commission in the name and on the behalf of the Company and any officer of the Company, registration statements and any amendments and supplements thereto, indentures, prospectuses, exhibits, documents or other instruments to the same extent that I am empowered to do so; and, pursuant to the power of substitution and resubstitution relating to any powers of attorney given to me, to execute, file or deliver any and all instruments and to do any and all acts and things he may deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of issues of preferred shares and interests in any such preferred shares as have been issued by the Company to one or more institutions with a view to the subsequent sale of such interests to other investors in public transactions, debt securities, guarantees, warrants or rights to purchase or receive any debt securities, certificates of interest in grantor trusts, or common shares of the Company into which such debt securities are convertible to be issued by the Company under the provisions of appropriate indentures and the qualification of said indentures under said Trust Indenture Act to the extent I am empowered to do so.

     This appointment and designation is subscribed by me as of this 11th day of May, 1995.



                                 _/s/ Alice M. Peterson
                                   ALICE M. PETERSON
                                   Vice President and
                                   Treasurer